Supplement to the
Fidelity Asset ManagerSM Funds Fidelity Advisor Asset Manager 30% Fidelity Advisor Asset Manager 40% Fidelity Advisor Asset Manager 60%
Class A, Class T, Class B, and Class C
October 3, 2007
Prospectus

The following information replaces similar information found under the "Principal Investment Strategies" heading in the "Investment Details" section on page 11.

FMR can overweight or underweight each asset class within the following ranges:

In managing the fund, FMR seeks to outperform the following composite benchmark, which is designed to represent the neutral mix:

  35% Dow Jones Wilshire 5000 (U.S. stocks)
  5% Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East (MSCI® EAFE®) (foreign stocks)
  45% Lehman Brothers U.S. Aggregate Index (U.S. bonds)
  15% Lehman Brothers 3-Month U.S. Treasury Bill Index

ATFS-07-01 December 13, 2007
1.859614.100